Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Balanced Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    21st Century Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                    Your Investment in the Portfolios

  3   Money Market Portfolio                32   Buying and Selling Shares

  6   Bond Portfolio                        32   How the Portfolios Calculate Share Price

 10   Balanced Portfolio                    33   Distributions

 14   Growth and Income Portfolio           33   Taxes

 17   Capital Growth Portfolio

 20   21st Century Growth Portfolio

 23   Global Discovery Portfolio

 26   International Portfolio

 30   Other Policies and Risks

 31   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

21st Century Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of its total assets in common stocks of companies that are similar in size to the companies in the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $429 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for small companies that have low debt, exceptional management teams, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers primarily invest in companies that they believe offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

As companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stocks, but will generally not add to these holdings. The portfolio will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factor affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who are looking for a fund that seeks out tomorrow's leaders and who can accept the risks of small-company investing.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

   -22.39     -23.28
------------------------
    2000       2001
------------------------


For the periods included in the bar chart:

Best Quarter: 18.44%, Q4 2001                   Worst Quarter: -27.45%, Q3 2001

2002 Total Return as of March 31: -11.08%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year             Since Inception*
----------------------------------------------------------------------
Portfolio -- Class A         -23.28                   1.92

Index                         -9.23                  -2.23
----------------------------------------------------------------------


Index: Russell 2000 Growth Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.


*    Inception: May 3, 1999. Index comparison begins April 30, 1999.

The total returns in the table and bar chart would have been lower if operating expenses hadn't been reduced.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  Sewall Hodges                                Peter Chin                              Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of      Asset Management and Co-Manager of
  portfolio.                                   the portfolio.                          the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1995 and the portfolio in 2002.              in 1973 and the portfolio in 1999.      in 1988 and the portfolio in 1999.
   o Over 24 years of investment industry       o Over 33 years of investment           o Over 36 years of investment
     experience.                                  industry experience.                    industry experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate     o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                     University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

21st Century Growth Portfolio -- Class A


---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000     1999^a
---------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 8.12   $10.55    $6.00^b
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                     (.04)    (.11)    (.04)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (1.85)   (2.20)    4.59
---------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (1.89)   (2.31)    4.55
---------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                 --     (.12)      --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 6.23   $ 8.12   $10.55
---------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                          (23.28)  (22.39)   75.83**
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          45       26       15
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               1.17^e   1.35     2.90*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                1.15^e   1.29     1.50*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     (.64)   (1.06)    (.95)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    103      109       61
---------------------------------------------------------------------------------------------------------



^a   For the period May 3, 1999 (commencement of operations) to December 31,
     1999.

^b   Original capital.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15% for Class A.

*    Annualized

**   Not annualized

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%

Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%

21st Century Growth Portfolio*                               0.875%

Global Discovery Portfolio**                                 0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of 21st Century Growth Portfolio to 1.50% of average daily net assets until April 30, 2003.

** The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Growth Portfolio











Prospectus

May 1, 2002


Class A Shares













This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolio Works                      Your Investment in the Portfolio

  3   Scudder Growth Portfolio                 8   Buying and Selling Shares

  6   Other Policies and Risks                 8   How the Portfolios Calculate
                                                   Share Price
  7   Investment Advisor
                                               9   Distributions

                                               9   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio, has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL LIABILITIES
               -----------------------------------       = NAV
                TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio

o    Capital Growth Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                 Your Investment in the Portfolios

  3   Bond Portfolio                     16   Buying and Selling Shares

  7   Capital Growth Portfolio           16   How the Portfolios Calculate Share Price

 10   International Portfolio            17   Distributions

 14   Other Policies and Risks           17   Taxes

 15   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, International portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
-------------------------------------------------------------------------------
Bond Portfolio                                               0.475%

Capital Growth Portfolio                                     0.460%

International Portfolio                                      0.840%
-------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
          ------------------------------------- = NAV
           TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
-------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
-------------------------------------------------------------------------------

Scudder Variable Series I



o   Money Market Portfolio*

o   Capital Growth Portfolio

o   International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Table of Contents

How the Portfolios Work                      Your Investment in the Portfolios

  3   Money Market Portfolio                  15   Buying and Selling Shares

  6   Capital Growth Portfolio                16   How the Portfolios Calculate Share Price

  9   International Portfolio                 16   Distributions

 13   Other Policies and Risks                16   Taxes

 14   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
-------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Capital Growth Portfolio                                     0.460%

International Portfolio                                      0.840%
-------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. The other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                           Your Investment in the Portfolio

  3   International Portfolio                       9   Buying and Selling Shares

  7   Other Policies and Risks                      9   How the Portfolio Calculates Share Price

  8   The Investment Advisor                       10   Distributions

                                                   10   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change the portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolio may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price for the portfolio is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Balanced Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Table of Contents

How the Portfolios Work                        Your Investment in the Portfolios

  3   Balanced Portfolio                        13   Buying and Selling Shares

  7   International Portfolio                   13   How the Portfolios Calculate Share Price

 11   Other Policies and Risks                  14   Distributions

 12   The Investment Advisor                    14   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Balanced Portfolio                                           0.475%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information



Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Balanced Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    21st Century Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                    Your Investment in the Portfolios

  3   Money Market Portfolio                32   Buying and Selling Shares

  6   Bond Portfolio                        32   How the Portfolios Calculate Share Price

 10   Balanced Portfolio                    33   Distributions

 14   Growth and Income Portfolio           33   Taxes

 17   Capital Growth Portfolio

 20   21st Century Growth Portfolio

 23   Global Discovery Portfolio

 26   International Portfolio

 30   Other Policies and Risks

 31   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

21st Century Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of its total assets in common stocks of companies that are similar in size to the companies in the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $429 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for small companies that have low debt, exceptional management teams, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers primarily invest in companies that they believe offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

As companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stocks, but will generally not add to these holdings. The portfolio will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factor affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who are looking for a fund that seeks out tomorrow's leaders and who can accept the risks of small-company investing.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

   -22.39     -23.28
------------------------
    2000       2001
------------------------


For the periods included in the bar chart:

Best Quarter: 18.44%, Q4 2001                   Worst Quarter: -27.45%, Q3 2001

2002 Total Return as of March 31: -11.08%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year             Since Inception*
----------------------------------------------------------------------
Portfolio -- Class A         -23.28                   1.92

Index                         -9.23                  -2.23
----------------------------------------------------------------------


Index: Russell 2000 Growth Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.


*    Inception: May 3, 1999. Index comparison begins April 30, 1999.

The total returns in the table and bar chart would have been lower if operating expenses hadn't been reduced.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  Sewall Hodges                                Peter Chin                              Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of      Asset Management and Co-Manager of
  portfolio.                                   the portfolio.                          the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1995 and the portfolio in 2002.              in 1973 and the portfolio in 1999.      in 1988 and the portfolio in 1999.
   o Over 24 years of investment industry       o Over 33 years of investment           o Over 36 years of investment
     experience.                                  industry experience.                    industry experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate     o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                     University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

21st Century Growth Portfolio -- Class A


---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000     1999^a
---------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 8.12   $10.55    $6.00^b
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                     (.04)    (.11)    (.04)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (1.85)   (2.20)    4.59
---------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (1.89)   (2.31)    4.55
---------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                 --     (.12)      --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 6.23   $ 8.12   $10.55
---------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                          (23.28)  (22.39)   75.83**
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          45       26       15
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               1.17^e   1.35     2.90*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                1.15^e   1.29     1.50*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     (.64)   (1.06)    (.95)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    103      109       61
---------------------------------------------------------------------------------------------------------



^a   For the period May 3, 1999 (commencement of operations) to December 31,
     1999.

^b   Original capital.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15% for Class A.

*    Annualized

**   Not annualized

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%

Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%

21st Century Growth Portfolio*                               0.875%

Global Discovery Portfolio**                                 0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of 21st Century Growth Portfolio to 1.50% of average daily net assets until April 30, 2003.

** The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio

o    Balanced Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                       Your Investment in the Portfolios

  3   Bond Portfolio                                           26   Buying and Selling Shares

  7   Balanced Portfolio                                       26   How the Portfolios Calculate Share Price

 11   Growth and Income Portfolio                              27   Distributions

 14   Capital Growth Portfolio                                 27   Taxes

 17   Global Discovery Portfolio

 20   International Portfolio

 24   Other Policies and Risks

 25   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%

Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%

Global Discovery Portfolio*                                  0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov


                                             SEC File #
---------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
---------------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio

o    Balanced Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                            Your Investment in the Portfolios

  3   Bond Portfolio                                12   Buying and Selling Shares

  7   Balanced Portfolio                            12   How the Portfolios Calculate Share Price

 11   Other Policies and Risks                      13   Distributions

 11   The Investment Advisor                        13   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, Balanced portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
-------------------------------------------------------------------------
Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%
-------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING



We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------

Scudder Variable Series I



o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                       Your Investment in the Portfolios

  3   Growth and Income Portfolio                              15   Buying and Selling Shares

  6   Capital Growth Portfolio                                 15   How the Portfolios Calculate Share Price

  9   International Portfolio                                  16   Distributions

 13   Other Policies and Risks                                 16   Taxes

 14   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.


Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
-----------------------------------------------------------------------------
Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%

International Portfolio                                      0.840%
-----------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
-----------------------------------------------------------------
Scudder Variable Series I                    811-4257
-----------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Money Market Portfolio                                   16   Buying and Selling Shares

  6   Bond Portfolio                                           16   How the Portfolios Calculate Share Price

 10   International Portfolio                                  17   Distributions

 14   Other Policies and Risks                                 17   Taxes

 15   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars


The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.


Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

International Portfolio                                      0.840%
--------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
-------------------------------------------------------------------
Scudder Variable Series I                    811-4257
-------------------------------------------------------------------

Scudder Variable Series I



o    Capital Growth Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                     Your Investment in the Portfolio

  3   Capital Growth Portfolio                8   Buying and Selling Shares

  6   Other Policies and Risks                8   How the Portfolio Calculates Share Price

  7   The Investment Advisor                  9   Distributions

                                              9   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change the portfolio's investment objective without seeking shareholder approval.

o The portfolio may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Capital Growth Portfolio                                     0.460%
--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price for the portfolio is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information



Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                      Your Investment in the Portfolios

  3   Money Market Portfolio                  12   Buying and Selling Shares

  6   International Portfolio                 12   How the Portfolios Calculate Share Price

 10   Other Policies and Risks                13   Distributions

 11   The Investment Advisor                  13   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

International Portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

For International Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. International Portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. Either of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio

o    Growth and Income Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Bond Portfolio                                           16   Buying and Selling Shares

  7   Growth and Income Portfolio                              16   How the Portfolios Calculate Share Price

 10   International Portfolio                                  17   Distributions

 14   Other Policies and Risks                                 17   Taxes

 15   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Bond Portfolio                                               0.475%

Growth and Income Portfolio                                  0.475%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Growth and Income Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


Table of Contents

How the Portfolio Works                                       Your Investment in the Portfolio

  3   Growth and Income Portfolio                              8   Buying and Selling Shares

  6   Other Policies and Risks                                 8   How the Portfolios Calculate Share Price

  7   The Investment Advisor                                   9   Distributions

                                                               9   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change the portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolio may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
------------------------------------------------------------------------
Growth and Income Portfolio                                  0.475%
------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolio Calculates Share Price

The share price for the portfolio is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Money Market Portfolio                                   18   Buying and Selling Shares

  6   Bond Portfolio                                           18   How the Portfolios Calculate Share Price

 10   Growth and Income Portfolio                              19   Distributions

 13   Capital Growth Portfolio                                 19   Taxes

 16   Other Policies and Risks

 17   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars


The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.


Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.


Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
-----------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%
-----------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
---------------------------------------------------------------
Scudder Variable Series I                    811-4257
---------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Growth and Income Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Money Market Portfolio                                   22   Buying and Selling Shares

  6   Bond Portfolio                                           22   How the Portfolios Calculate Share Price

 10   Growth and Income Portfolio                              23   Distributions

 13   Global Discovery Portfolio                               23   Taxes

 16   International Portfolio

 20   Other Policies and Risks

 21   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.


Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.


Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.


Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Growth and Income Portfolio                                  0.475%

Global Discovery Portfolio*                                  0.975%

International Portfolio                                      0.840%
------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
-------------------------------------------------------------
Scudder Variable Series I                    811-4257
-------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Balanced Portfolio

o    Capital Growth Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                          Your Investment in the Portfolios

  3   Money Market Portfolio                      23   Buying and Selling Shares

  6   Bond Portfolio                              23   How the Portfolios Calculate Share Price

 10   Balanced Portfolio                          24   Distributions

 14   Capital Growth Portfolio                    24   Taxes

 17   International Portfolio

 21   Other Policies and Risks

 22   The Investment Advisor




How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%

Capital Growth Portfolio                                     0.460%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios



The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Growth and Income Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Growth and Income Portfolio                              15   Buying and Selling Shares

  6   Global Discovery Portfolio                               16   How the Portfolios Calculate Share Price

  9   International Portfolio                                  16   Distributions

 13   Other Policies and Risks                                 16   Taxes

 14   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                                  0.475%

Global Discovery Portfolio*                                  0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Global Discovery Portfolio                               12   Buying and Selling Shares

  6   International Portfolio                                  12   How the Portfolios Calculate Share Price

 10   Other Policies and Risks                                 13   Distributions

 11   The Investment Advisor                                   13   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Global Discovery Portfolio*                                  0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio

o    Balanced Portfolio

o    Growth and Income Portfolio

o    Global Discovery Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Bond Portfolio                                           23   Buying and Selling Shares

  7   Balanced Portfolio                                       23   How the Portfolios Calculate Share Price

 11   Growth and Income Portfolio                              24   Distributions

 14   Global Discovery Portfolio                               24   Taxes

 17   International Portfolio

 21   Other Policies and Risks

 22   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Balanced Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In selecting stocks, the managers primarily invest in U.S. companies that offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects. The managers often rely on meetings with senior management teams, government experts and industry leaders.

In deciding which bonds to buy and sell, the managers review each bond's fundamentals, comparing yields, credit qualities and maturities. The portfolio can buy many types of bonds, including corporate bonds, mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio may invest up to 10% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and might not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

With the bond portion of the portfolio, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies, the relative attractiveness of stocks and bonds or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o at times, it could be it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.96        7.45      -2.05       26.67      11.89      24.21       23.19      15.32      -2.02       -6.06

-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -8.66%, Q3 2001

2002 Total Return as of March 31: -0.43%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A          -6.06                10.18                 9.99

Index 1                      -11.87                10.70                12.94

Index 2                        8.44                 7.43                 7.23

Index 3                       -3.70                 9.82                10.88
--------------------------------------------------------------------------------


Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index 3: Standard & Poor's (S&P) 500 Index (60%), a capitalization-weighted index of 500 stocks, and Lehman Brothers Aggregate Bond Index (40%), an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                            Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche     Director of Deutsche Asset
  Management and Lead Manager of the           Asset Management and Portfolio         Management and Portfolio Manager of
  portfolio.                                   Manager of the portfolio.              the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.     in 1998 and the portfolio in
   o Over 21 years of investment industry       o Chief Investment Officer of the        2002.
     experience.                                  Fixed Income Portfolio Group.        o Prior to that, investment
   o MBA, Wharton Business School,                                                       analyst, Phoenix Investment
     University of Pennsylvania.               Thomas Flaherty                           Partners, from 1997 to 1998.
                                               Director of Deutsche Asset                Prior to that, credit officer,
  J. Christopher Gagnier                       Management and Portfolio Manager of       asset based lending group, Fleet
  Director of Deutsche Asset Management and    the portfolio.                            Bank, from 1995 to 1997.
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.  Brett Diment
     1997 and the portfolio in 2002.            o Analyst specializing in corporate   Managing Director of Deutsche Asset
   o Prior to that, portfolio manager,            bonds and mortgages.                Management and Consultant to the
     Paine Webber (1984-1997).                                                        portfolio.
   o Analyst specializing in asset-backed      Janet Campagna                          o Joined Deutsche Asset Management
     securities and government investments.    Managing Director of Deutsche Asset       in 1991 and the portfolio in
                                               Management and Portfolio Manager of       2002.
  Warren Davis                                 the portfolio.                          o Over 12 years of investment
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management       industry experience.
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.   o Head of Emerging Market Debt for
   o Joined Deutsche Asset Management in        o Head of global and tactical asset      London Fixed Income and
     1995 and the portfolio in 2002.              allocation.                            responsible for coordinating
   o Analyst specializing in mortgage- and      o Investment strategist and manager      research into Continental
     asset-backed securities.                     of the asset allocation                European Markets and managing
   o MBA, Drexel University.                      strategies group for Barclays          global fixed income, balanced
                                                  Global Investors from 1994 to          and cash based portfolios:
  Gary Bartlett                                   1999.                                  London.
  CFA, Director of Deutsche Asset               o Over ten years of investment
  Management and Portfolio Manager of the         industry experience.                Timothy Vile
  portfolio.                                    o Master's degree in Social Science   Director of Deutsche Asset
   o Joined Deutsche Asset Management in          from California Institute of        Management and Consultant to the
     1992 and the portfolio in 2002.              Technology.                         portfolio.
   o Analyst specializing in taxable            o Ph.D, Political Science from         o Joined Deutsche Asset Management
     municipal and government investments.        University of California at            in 1991 with 6 years that
   o MBA, Drexel University.                      Irvine.                                included portfolio manager for
                                                                                         fixed income portfolios at
  Daniel Taylor                                                                          Equitable Capital Management.
  CFA, Vice President of Deutsche Asset                                                o Portfolio Manager for Enhanced
  Management and Portfolio Manager of the                                                Fixed Income: London.
  portfolio.                                                                           o Joined the portfolio in 2002.
    o Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities
      analyst and senior credit analyst,
      CoreStates Investment Advisors
      (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001^c     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.39    $16.11   $15.21    $13.30   $11.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .30       .34      .35       .37      .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.07)     (.62)    1.85      2.56     2.32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (.77)     (.28)    2.20      2.93     2.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.34)     (.28)    (.18)     (.36)    (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.52)    (2.16)   (1.12)     (.66)    (.64)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.86)    (2.44)   (1.30)    (1.02)    (.97)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.76    $13.39   $16.11    $15.21   $13.30
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (6.06)    (2.02)   15.32     23.19    24.21
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        173       190      199       162      118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)                                 .56^b     .54      .55       .56      .57
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.46      2.41     2.36      2.71     2.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   100^d     127       98        74       43
---------------------------------------------------------------------------------------------------------------------------



^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56%.

^c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to a fund's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Bond Portfolio                                               0.475%

Balanced Portfolio                                           0.475%

Growth and Income Portfolio                                  0.475%

Global Discovery Portfolio*                                  0.975%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   ------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    21st Century Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio

o    Health Sciences Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Growth and Income Portfolio                              23   Buying and Selling Shares

  6   Capital Growth Portfolio                                 24   How the Portfolios Calculate Share Price

  9   21st Century Growth Portfolio                            24   Distributions

 12   Global Discovery Portfolio                               24   Taxes

 15   International Portfolio

 19   Health Sciences Portfolio

 21   Other Policies and Risks

 22   The Investment Advisor


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

21st Century Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of its total assets in common stocks of companies that are similar in size to the companies in the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $429 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for small companies that have low debt, exceptional management teams, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers primarily invest in companies that they believe offer the potential for sustainable above-average earnings growth and whose market values appear reasonable in light of their business prospects.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

As companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stocks, but will generally not add to these holdings. The portfolio will normally sell a stock when it reaches a target price, when the managers believe other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factor affecting that industry could affect the value of portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition, and rapid obsolescence. In addition, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who are looking for a fund that seeks out tomorrow's leaders and who can accept the risks of small-company investing.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

   -22.39     -23.28
------------------------
    2000       2001
------------------------


For the periods included in the bar chart:

Best Quarter: 18.44%, Q4 2001                   Worst Quarter: -27.45%, Q3 2001

2002 Total Return as of March 31: -11.08%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year             Since Inception*
----------------------------------------------------------------------
Portfolio -- Class A         -23.28                   1.92

Index                         -9.23                  -2.23
----------------------------------------------------------------------


Index: Russell 2000 Growth Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.


*    Inception: May 3, 1999. Index comparison begins April 30, 1999.

The total returns in the table and bar chart would have been lower if operating expenses hadn't been reduced.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  Sewall Hodges                                Peter Chin                              Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of      Asset Management and Co-Manager of
  portfolio.                                   the portfolio.                          the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1995 and the portfolio in 2002.              in 1973 and the portfolio in 1999.      in 1988 and the portfolio in 1999.
   o Over 24 years of investment industry       o Over 33 years of investment           o Over 36 years of investment
     experience.                                  industry experience.                    industry experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate     o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                     University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

21st Century Growth Portfolio -- Class A


---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000     1999^a
---------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 8.12   $10.55    $6.00^b
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                     (.04)    (.11)    (.04)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (1.85)   (2.20)    4.59
---------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (1.89)   (2.31)    4.55
---------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                 --     (.12)      --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 6.23   $ 8.12   $10.55
---------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                          (23.28)  (22.39)   75.83**
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          45       26       15
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               1.17^e   1.35     2.90*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                1.15^e   1.29     1.50*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     (.64)   (1.06)    (.95)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    103      109       61
---------------------------------------------------------------------------------------------------------



^a   For the period May 3, 1999 (commencement of operations) to December 31,
     1999.

^b   Original capital.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15% for Class A.

*    Annualized

**   Not annualized

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    12.38       16.44      65.88      -5.29      -24.59
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001



                          1 Year            5 Years          Since Inception*
------------------------------------------------------------------------------
Portfolio -- Class A      -24.59              9.17                  9.07

Index                      -6.79              5.05                  4.80
------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management's equity     o Joined Deutsche Asset Management in 1995
     research and management area in 1968 as         and the portfolio in 2002.
     an analyst, has focused on small company      o Over 24 years of investment industry
     stocks since 1982 and has been a                experience.
     portfolio manager since 1985.                 o MBA, Wharton Business School, University
   o Over 34 years of investment industry            of Pennsylvania.
     experience.
   o Joined the portfolio in 1996.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.76     $13.18   $ 8.04    $ 7.08   $ 6.33
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.00)***   (.03)    (.06)     (.03)    (.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.87)      (.62)    5.30      1.18      .81
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.87)      (.65)    5.24      1.15      .78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       (.11)      --      (.12)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)      (.66)    (.10)     (.07)    (.01)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)      (.77)    (.10)     (.19)    (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.70     $11.76   $13.18    $ 8.04   $ 7.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (24.59)     (5.29)   65.88     16.44^c  12.38^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       150        159       71        25       18
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.23^d     1.28     1.63      1.79     1.79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.22^d     1.28     1.63      1.72     1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .00^e     (.25)    (.66)     (.40)    (.44)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (%)                                                   56         66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^a   On May 2, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^e   Less than .005%

***  Less than $.005 per share.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Health Sciences Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The portfolio will focus on securities of U.S. companies but may also invest in foreign companies; the companies may be of any size and commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with innovative, cost-effective products and services, new tests or treatments, the ability to take advantage of demographic trends, and strong management.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers intend to divide the portfolio's holdings among the industries in the health care sector, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry.

The portfolio will normally sell a stock when it reaches a target price, when its fundamental factors have changed, when the managers believe other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

Other Investments

While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in U.S. Treasury and agency and instrumentality debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock portfolios, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas, or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

Because this is a new portfolio, it did not have a full calendar year of performance to report as of the date of this prospectus.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

James Fenger                                    Thomas Bucher
Managing Director of Deutsche Asset Management  CFA, Director of Deutsche Asset Management
and Co-Manager of the portfolio.                and Consultant to the portfolio.
  o Joined Deutsche Asset Management in 1983     o Joined Deutsche Asset Management in 1995,
    and the portfolio in 2001.                     previously serving as analyst for European
  o Over 9 years of investment industry            Chemical, Oil, Steel and Engineering
    experience.                                    sectors and analyst/portfolio manager for
  o MBA, University of Wisconsin.                  Eastern European equity, after 1 year of
                                                   experience as a trainee for Deutsche Bank.
Leefin Lai                                       o Head of global equity research team for
Senior Vice President of Deutsche Asset            health care sector and portfolio manager for
Management and Co-Manager of the portfolio.        European Equity: Frankfurt.
 o Joined Deutsche Asset Management in 2001      o MA, University of Tuegingen, Germany.
   and the portfolio in 2002.                    o Joined the portfolio in 2002.
 o Over 9 years of investment industry
   experience.
 o MBA, University of Illinois.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Health Sciences Portfolio -- Class A

--------------------------------------------------------------------------------
                                                                      2001^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------

Net asset value, beginning of period                                  $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                               (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .67
--------------------------------------------------------------------------------
  Total from investment operations                                       .65
--------------------------------------------------------------------------------
Net asset value, end of period                                        $10.65
--------------------------------------------------------------------------------
Total Return (%)                                                        6.50^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     56
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.40*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           .95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.25)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               34*
--------------------------------------------------------------------------------



^a   For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Health Sciences Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%

21st Century Growth Portfolio*                               0.875%

Global Discovery Portfolio**                                 0.975%

International Portfolio                                      0.840%

Health Sciences Portfolio***                                0.560%+
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of 21st Century Growth Portfolio to 1.50% of average daily net assets until April 30, 2003.

** The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2003.

*** The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of Health Sciences Portfolio to 0.95% of average daily net assets until April 30, 2003.

+ Health Sciences Portfolio commenced operations on May 1, 2001; estimated annual effective rate shown.


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees. There is a 1% fee payable to Health Sciences Portfolio for exchanges or redemptions of shares held for less than one year.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
          ------------------------------------- = NAV
           TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of Health Sciences Portfolio is also the portfolio's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Growth and Income Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Money Market Portfolio                                   19   Buying and Selling Shares

  6   Bond Portfolio                                           19   How the Portfolios Calculate Share Price

 10   Growth and Income Portfolio                              20   Distributions

 13   International Portfolio                                  20   Taxes

 17   Other Policies and Risks

 18   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Growth and Income Portfolio                                  0.475%

International Portfolio                                      0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
          ------------------------------------- = NAV
           TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each , including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

Scudder Variable Series I



o    Growth and Income Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                       Your Investment in the Portfolios

  3   Growth and Income Portfolio                              12   Buying and Selling Shares

  6   International Portfolio                                  12   How the Portfolios Calculate Share Price

 10   Other Policies and Risks                                 13   Distributions

 11   The Investment Advisor                                   13   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


   -3.08       37.82      -0.85       11.11      14.78       9.07       18.49      54.51      -21.70     -30.86
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -16.76%, Q1 2001

2002 Total Return as of March 31: -1.99%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -30.86                1.57                 6.21

Index                       -21.40                1.13                 4.60
------------------------------------------------------------------------------


Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                      Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset    Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the       Management and Consultant to the
  portfolio.                                   portfolio.                             portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in           in 1995 as analyst and fund
   o Over 16 years of investment industry         2002.                                  manager in London, having since
     experience.                                o Oversees all equity portfolio          served as portfolio manager and
   o MS, Massachusetts Institute of               managers based in the Americas         analyst for International Equity
     Technology.                                  region.                                in Sydney.
   o MBA, Harvard Business School.              o Chief Investment Officer at          o Portfolio manager for EAFE Equity
                                                  Chase Trust Bank in Tokyo,             and global equity analyst for
  Clare Brody*                                    Japan, a division of Chase             Business Services & Transport
  CFA, Director of Deutsche Asset                 Global Asset Management and            sector: London.
  Management and Co-Manager of the                Mutual Funds (1996-2000).            o MA, Cambridge University.
  portfolio.                                    o Head of International Equities       o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
     1993 and the portfolio in 2002.            o Positions as a portfolio manager
   o Portfolio manager with primary focus         at Chase (1990-1992). Founding
     on European markets and senior analyst       partner, investment strategist
     covering global telecommunications and       at Strategic Research
     pulp and paper.                              International, Inc.
   o 10 years of investment industry
     experience.                               Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the              o Joined Deutsche Asset Management
  portfolio.                                      in 1994. Previously managing
   o Joined Deutsche Asset Management in          European equities and
     1994 and the portfolio in 1999.              responsible for insurance sector
   o Over 13 years of investment industry         with 4 years of experience at
     experience.                                  Schroder Investment Management.
   o MA, University of Leiden (Netherlands).    o Head of International Select
                                                  Equity strategy; portfolio
                                                  manager and analyst for Core
                                                  EAFE strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.26    $20.34   $14.56    $14.11   $13.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .08      .12^c     .13      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.97)    (4.24)    7.17      2.29     1.04
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.91)    (4.16)    7.29      2.42     1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.02)     (.26)    (.21)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.25)    (1.83)   (1.49)    (1.71)    (.11)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.30)    (1.92)   (1.51)    (1.97)    (.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.05    $14.26   $20.34    $14.56   $14.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.86)   (21.70)   54.51     18.49     9.07
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        513       720      874       509      427
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.00^e     .96     1.03      1.04     1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .48      .76       .90      .94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105        79       86        71       61
---------------------------------------------------------------------------------------------------------------------------


^a   On May 8, 1997, existing shares were designated as Class A shares.

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
-----------------------------------------------------------------------
Growth and Income Portfolio                                  0.475%

International Portfolio                                      0.840%
-----------------------------------------------------------------------



The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
----------------------------------------------------------------------
Scudder Variable Series I                    811-4257
----------------------------------------------------------------------

Scudder Variable Series I



o    Bond Portfolio




Prospectus

May 1, 2002


Class A Shares









This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                            Your Investment in the Portfolio

  3   Bond Portfolio                                 9   Buying and Selling Shares

  7   Other Policies and Risks                       9   How the Portfolio Calculates Share Price

  8   The Investment Advisor                        10   Distributions

                                                    10   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.


Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change the portfolio's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o The portfolio may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year, as a percentage of the portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
---------------------------------------------------------------------------
Bond Portfolio                                               0.475%
---------------------------------------------------------------------------

Your Investment in the Portfolio



The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolio Calculates Share Price

The share price for the portfolio is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov






                                             SEC File #
---------------------------------------------------------------------
Scudder Variable Series I                    811-4257
---------------------------------------------------------------------

Scudder Variable Series I



o    Money Market Portfolio*

o    Bond Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio




Prospectus

May 1, 2002


Class A Shares







* Money Market Portfolio does not offer separate classes of shares.


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                     Your Investment in the Portfolios

  3   Money Market Portfolio                 18   Buying and Selling Shares

  6   Bond Portfolio                         18   How the Portfolios Calculate Share Price

 10   Growth and Income Portfolio            19   Distributions

 13   Capital Growth Portfolio               19   Taxes

 16   Other Policies and Risks

 17   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars


The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88
-------------------------------------------------------------------------------------------------------------------

    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%



Average Annual Total Returns (%) as of 12/31/2001


           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------



Seven-day yield as of December 31, 2001: 1.97%


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .46^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .45^a      .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------



^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.


Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




    7.01       12.38      -4.79       18.17       2.82       9.10       6.57       -0.95      10.56       5.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994

2002 Total Return as of March 31: -0.87%



Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           5.75                 6.13                 6.48

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  David Baldt                                  Daniel Taylor                          Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche        Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of     Management and Consultant to the
  portfolio.                                   the portfolio.                         portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management     o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.     in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income          o Over 12 years of investment
     Income Fund Group.                           portfolio manager, asset-backed        industry experience.
                                                  securities analyst and senior        o Head of Emerging Market Debt for
  J. Christopher Gagnier                          credit analyst, CoreStates             London Fixed Income and
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to      responsible for coordinating
  Co-Manager of the portfolio.                    1998.                                  research into Continental
   o Joined Deutsche Asset Management in                                                 European Markets and managing
     1997 and the portfolio in 2002.           Thomas Flaherty                           global fixed income, balanced
   o Prior to that, portfolio manager,         Director of Deutsche Asset                and cash based portfolios:
     Paine Webber (1984-1997).                 Management and Co-Manager of the          London.
   o Analyst specializing in asset-backed      portfolio.
     securities and government investments.     o Joined Deutsche Asset Management    Timothy Vile
                                                  in 1995 and the portfolio in 2002.  Director of Deutsche Asset
  Gary Bartlett                                 o Analyst specializing in corporate   Management and Consultant to the
  CFA, Director of Deutsche Asset                 bonds and mortgages.                portfolio.
  Management and Co-Manager of the                                                     o Joined Deutsche Asset Management
  portfolio.                                   Andrew Cestone                            in 1991 with 6 years that
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                included portfolio manager for
     1992 and the portfolio in 2002.           Management and Co-Manager of the          fixed income portfolios at
   o Analyst specializing in taxable           portfolio.                                Equitable Capital Management.
     municipal and government investments.      o Joined Deutsche Asset Management     o Portfolio manager for Enhanced
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     Fixed Income: London.
                                                o Prior to that, Investment            o Joined the portfolio in 2002.
  Warren Davis                                    Analyst, Phoenix Investment
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
    o Joined Deutsche Asset Management in         asset based lending group, Fleet
      1995 and the portfolio in 2002.             Bank, from 1995 to 1997.
    o Analyst specializing in mortgage-
      and asset-backed securities.
    o MBA, Drexel University.
    o Analyst specializing in asset-backed
      securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001^d    2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.78    $ 6.49   $ 6.88    $ 6.87   $ 6.73
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .38       .42      .42       .43      .44
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .00^b     .23     (.48)      .01      .15
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .38       .65     (.06)      .44      .59
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.27)     (.36)    (.22)     (.40)    (.43)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.11)     (.03)    (.02)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.27)     (.36)    (.33)     (.43)    (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.75     10.56     (.95)     6.57     9.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        182       102       94       106       81
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .57^c     .58      .57       .57      .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.47      6.55     6.38      6.34     6.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   169^e     288       86       115       56
---------------------------------------------------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.


Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA




                                      31.74      22.17      30.47       7.18        5.80      -2.10      -11.30
-------------------------------------------------------------------------------------------------------------------

                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -14.24%, Q3 2001

2002 Total Return as of March 31: 0.00%



Average Annual Total Returns (%) as of 12/31/2001


                          1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------
Portfolio -- Class A      -11.30            5.14           10.63

Index                     -11.87           10.70           15.02
--------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Kathleen Millard                             Gregory Adams
CFA, Managing Director of Deutsche Asset     CFA, Senior Vice President of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the portfolio.
portfolio.                                    o Joined Deutsche Asset Management in 1999
  o Joined Deutsche Asset Management in         and the portfolio in 1999.
    1991 and the portfolio in 1991.           o Over 14 years of investment industry
  o Over 19 years of investment industry        experience.
    experience.                               o Previously managed Chase Vista Growth &
                                                Income Fund, Chase Vista Large Cap
                                                Equity Fund, Chase Vista Balanced Fund
                                                and other equity portfolios for
                                                Chase Asset Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A^a

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.38    $10.96   $11.25    $11.48   $ 9.37
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .09       .11      .22       .27      .27
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.23)     (.33)     .46       .54     2.47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.14)     (.22)     .68       .81     2.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.12)     (.15)    (.13)     (.25)    (.26)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.22)     (.21)    (.84)     (.79)    (.37)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.34)     (.36)    (.97)    (1.04)    (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.90    $10.38   $10.96    $11.25   $11.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.30)    (2.10)    5.80      7.18    30.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        185       185      200       184      157
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .57^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .56^c     .56      .55       .56      .58
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .94      1.06     2.01      2.41     2.54
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^a   On May 1, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.


Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA


    6.42       20.88      -9.67       28.65      20.13      35.76       23.23      35.23      -9.90      -19.36
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------



For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2002 Total Return as of March 31: -1.22%



Average Annual Total Returns (%) as of 12/31/2001


                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A        -19.36               10.45                11.43

Index                       -11.87               10.70                12.94
------------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              Jesse Stuart
  CFA, Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1983 and the portfolio in 1989.              in 1996 and the portfolio in 2002.
   o Over 21 years of investment industry       o Over 6 years of investment
     experience.                                  industry experience.
   o MBA, Wharton Business School,
     University of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A^a


---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.07    $29.13   $23.95    $20.63   $16.50
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05       .08      .10       .16      .18
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.21)    (2.63)    7.64      4.46     5.39
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.16)    (2.55)    7.74      4.62     5.57
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.08)     (.07)    (.07)     (.17)    (.19)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (2.47)    (3.44)   (2.49)    (1.13)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.55)    (3.51)   (2.56)    (1.30)   (1.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.36    $23.07   $29.13    $23.95   $20.63
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.36)    (9.90)   35.23     23.23    35.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        866     1,126    1,254       901      676
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .52^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .50^c     .49      .49       .50      .51
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .27       .30      .43       .75      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------


^a   On May 12, 1997 existing shares were redesignated as Class A shares.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.



Portfolio Name                                              Fee Paid
---------------------------------------------------------------------------
Money Market Portfolio                                       0.370%

Bond Portfolio                                               0.475%

Growth and Income Portfolio                                  0.475%

Capital Growth Portfolio                                     0.460%
---------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:



                     TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
----------------------------------------------------------------------
Scudder Variable Series I                    811-4257
----------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Bond Portfolio

o    Capital Growth Portfolio

o    International Portfolio




Prospectus

May 1, 2002


Class B Shares






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work            Your Investment in the Portfolios

  3   Bond Portfolio               15   Buying and Selling Shares

  6   Capital Growth Portfolio     15   How the Portfolios Calculate Share Price

  9   International Portfolio      16   Distributions

 13   Other Policies and Risks     16   Taxes

 14   The Investment Advisor       16   Marketing and Distribution Fees





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o    foreign securities may be more volatile than their U.S.  counterparts,  for
     reasons  such  as  currency   fluctuations   and   political  and  economic
     uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share class in this prospectus -- Class B -- is not currently offered. In the bar chart and the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.74       12.10      -5.02       17.88       2.56       8.82       6.30       -1.19      10.28       5.48

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 5.63%, Q2 1995                    Worst Quarter -3.95%, Q1 1994

2002 Total Return as of March 31: -0.93%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           5.48                 5.86                 6.21

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  David Baldt                                  Daniel Taylor                            Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche          Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of       Management and Consultant to the
  portfolio.                                   the portfolio.                           portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.       in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              2002.
     Income Fund Group.                           portfolio manager, asset-backed        o Over 12 years of investment
                                                  securities analyst and senior            industry experience.
  J. Christopher Gagnier                          credit analyst, CoreStates             o Head of Emerging Market Debt for
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to        London Fixed Income and
  Co-Manager of the portfolio.                    1998.                                    responsible for coordinating
   o Joined Deutsche Asset Management in                                                   research into Continental
     1997 and the portfolio in 2002.           Thomas Flaherty                             European Markets and managing
   o Prior to that, portfolio manager,         Director of Deutsche Asset                  global fixed income, balanced
     Paine Webber (1984-1997).                 Management and Co-Manager of the            and cash based portfolios:
   o Analyst specializing in asset-backed      portfolio.                                  London.
     securities and government investments.     o Joined Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.    Timothy Vile
  Gary Bartlett                                 o Analyst specializing in corporate     Director of Deutsche Asset
  CFA, Director of Deutsche Asset                 bonds and mortgages.                  Management and Consultant to the
  Management and Co-Manager of the                                                      portfolio.
  portfolio.                                   Andrew Cestone                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                  in 1991 with 6 years that
     1992 and the portfolio in 2002.           Management and Co-Manager of the            included portfolio manager for
   o Analyst specializing in taxable           portfolio.                                  fixed income portfolios at
     municipal and government investments.      o Joined Deutsche Asset Management         Equitable Capital Management.
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     o Portfolio manager for Enhanced
                                                o Prior to that, Investment                Fixed Income: London.
  Warren Davis                                    Analyst, Phoenix Investment            o Joined the portfolio in 2002.
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
   o Joined Deutsche Asset Management in          asset based lending group, Fleet
     1995 and the portfolio in 2002.              Bank, from 1995 to 1997.
   o Analyst specializing in mortgage- and
     asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.16       20.58      -9.90       28.33      19.83      35.45       22.94      34.88      -10.13     -19.64

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001

2002 Total Return as of March 31: -1.29%


Average Annual Total Returns (%) as of 12/31/2001

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B     -19.64              10.17              11.15

Index                    -11.87              10.70              12.94
-----------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Gadsden                                Jesse Stuart
CFA, Managing Director of Deutsche Asset       Senior Vice President of Deutsche Asset
Management and Co-Manager of the portfolio.    Management and Co-Manager of the Portfolio.
  o Joined Deutsche Asset Management in 1983     o Joined Deutsche Asset Management in
    and the portfolio in 1989.                     1996 and the portfolio in 2002.
  o Over 21 years of investment industry         o Over 6 years of investment industry
    experience.                                    experience.
  o MBA, Wharton Business School, University
    of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.00    $29.05   $23.92    $20.61   $17.54
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .00***       .01      .04       .11      .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (4.21)    (2.62)     7.62      4.45     3.08
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (4.21)    (2.61)     7.66      4.56     3.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --    (.04)     (.12)    (.09)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.47)    (3.44)   (2.49)    (1.13)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.50)    (3.44)   (2.53)    (1.25)    (.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.29    $23.00   $29.05    $23.92   $20.61
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.64)   (10.13)   34.88     22.94   18.00**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .71      1.16     1.28       .83      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .77^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .75^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .02       .05      .18       .49     .64*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

^d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

***  Less than $.005 per share

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes the portfolio's 80% investment policy.

o As a temporary defensive measure, International Portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                  Fee Paid
--------------------------------------------------------------------------------
Bond Portfolio                                   0.475%

Capital Growth Portfolio                         0.460%

International Portfolio                          0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Growth and Income Portfolio

o    International Portfolio



Prospectus

May 1, 2002


Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work            Your Investment in the Portfolios

  3   Growth and Income Portfolio  12   Buying and Selling Shares

  6   International Portfolio      12   How the Portfolios Calculate Share Price

 10   Other Policies and Risks     13   Distributions

 11   The Investment Advisor       13   Taxes

                                   13   Marketing and Distribution Fees





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      31.41      21.86      30.15       6.95        5.48      -2.33      -11.56

-------------------------------------------------------------------------------------------------------------------
                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -14.27%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                1 Year         5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            -11.56           4.88              10.35

Index                           -11.87           10.70             15.02
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                                Gregory Adams
CFA, Managing Director of Deutsche Asset        CFA, Senior Vice President of
Management and Co-Manager of the portfolio.     Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1991    Co-Manager of the portfolio.
    and the portfolio in 1991.                    o Joined Deutsche Asset
  o Over 19 years of investment industry            Management in 1999 and the
    experience.                                     portfolio in 1999.
                                                  o Over 14 years of investment industry
                                                    experience.
                                                  o Previously managed Chase Vista Growth &
                                                    Income Fund, Chase Vista Large Cap Equity
                                                    Fund, Chase Vista Balanced Fund and other
                                                    equity portfolios for Chase Asset
                                                    Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.35    $10.93   $11.24    $11.47   $ 9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .09      .19       .25      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.23)     (.33)      .46       .54     2.02
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.17)     (.24)      .65       .79     2.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.13)    (.12)     (.23)    (.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.22)     (.21)    (.84)     (.79)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.31)     (.34)    (.96)    (1.02)    (.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.56)   (2.33)     5.48      6.95   22.89**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         10        13       14        14        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .81^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .69       .81     1.76      2.20    2.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81% for Class B.

^d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                           Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                               0.475%

International Portfolio                                   0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I


o   Money Market Portfolio*

o   Bond Portfolio

o   Growth and Income Portfolio

o   International Portfolio










Prospectus

May 1, 2002


Class B Shares





* Money Market Portfolio does not offer separate classes of shares.




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work           Your Investment in the Portfolios

  3   Money Market Portfolio       18   Buying and Selling Shares

  6   Bond Portfolio               18   How the Portfolios Calculate Share Price

  9   Growth and Income Portfolio  19   Distributions

 12   International Portfolio      19   Taxes

 16   Other Policies and Risks     19   Marketing and Distribution Fees

 17   The Investment Advisor





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%


Average Annual Total Returns (%) as of 12/31/2001

           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------

Seven-day yield as of December 31, 2001: 1.97%

Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .46^a       .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .45^a       .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------

^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers use analysis to look for bonds that, for example, show improving credit.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements) but generally intend to keep it between four and six years.

Other Investments

This portfolio normally invests at least 65% of assets in bonds of the top three grades of credit quality.

The portfolio may invest up to 20% of net assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important risk factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the portfolio more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o some bonds could be paid off substantially earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could hurt performance, increasing the volatility of the portfolio's share price and yield

o    foreign securities may be more volatile than their U.S.  counterparts,  for
     reasons  such  as  currency   fluctuations   and   political  and  economic
     uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share class in this prospectus -- Class B -- is not currently offered. In the bar chart and the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.74       12.10      -5.02       17.88       2.56       8.82       6.30       -1.19      10.28       5.48

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 5.63%, Q2 1995                    Worst Quarter -3.95%, Q1 1994

2002 Total Return as of March 31: -0.93%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           5.48                 5.86                 6.21

Index                          8.44                 7.43                 7.23
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  David Baldt                                  Daniel Taylor                            Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche          Managing Director of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of       Management and Consultant to the
  portfolio.                                   the portfolio.                           portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.              in 1998 and the portfolio in 2002.       in 1991 and the portfolio in
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              2002.
     Income Fund Group.                           portfolio manager, asset-backed        o Over 12 years of investment
                                                  securities analyst and senior            industry experience.
  J. Christopher Gagnier                          credit analyst, CoreStates             o Head of Emerging Market Debt for
  Director of Deutsche Asset Management and       Investment Advisors, from 1992 to        London Fixed Income and
  Co-Manager of the portfolio.                    1998.                                    responsible for coordinating
   o Joined Deutsche Asset Management in                                                   research into Continental
     1997 and the portfolio in 2002.           Thomas Flaherty                             European Markets and managing
   o Prior to that, portfolio manager,         Director of Deutsche Asset                  global fixed income, balanced
     Paine Webber (1984-1997).                 Management and Co-Manager of the            and cash based portfolios:
   o Analyst specializing in asset-backed      portfolio.                                  London.
     securities and government investments.     o Joined Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.    Timothy Vile
  Gary Bartlett                                 o Analyst specializing in corporate     Director of Deutsche Asset
  CFA, Director of Deutsche Asset                 bonds and mortgages.                  Management and Consultant to the
  Management and Co-Manager of the                                                      portfolio.
  portfolio.                                   Andrew Cestone                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in       Director of Deutsche Asset                  in 1991 with 6 years that
     1992 and the portfolio in 2002.           Management and Co-Manager of the            included portfolio manager for
   o Analyst specializing in taxable           portfolio.                                  fixed income portfolios at
     municipal and government investments.      o Joined Deutsche Asset Management         Equitable Capital Management.
   o MBA, Drexel University.                      in 1998 and the portfolio in 2002.     o Portfolio manager for Enhanced
                                                o Prior to that, Investment                Fixed Income: London.
  Warren Davis                                    Analyst, Phoenix Investment            o Joined the portfolio in 2002.
  Director of Deutsche Asset Management and       Partners, from 1997 to 1998.
  Co-Manager of the portfolio.                    Prior to that, Credit Officer,
   o Joined Deutsche Asset Management in          asset based lending group, Fleet
     1995 and the portfolio in 2002.              Bank, from 1995 to 1997.
   o Analyst specializing in mortgage- and
     asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      31.41      21.86      30.15       6.95        5.48      -2.33      -11.56

-------------------------------------------------------------------------------------------------------------------
                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -14.27%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                1 Year         5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            -11.56           4.88              10.35

Index                           -11.87           10.70             15.02
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                                Gregory Adams
CFA, Managing Director of Deutsche Asset        CFA, Senior Vice President of
Management and Co-Manager of the portfolio.     Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1991    Co-Manager of the portfolio.
    and the portfolio in 1991.                    o Joined Deutsche Asset
  o Over 19 years of investment industry            Management in 1999 and the
    experience.                                     portfolio in 1999.
                                                  o Over 14 years of investment industry
                                                    experience.
                                                  o Previously managed Chase Vista Growth &
                                                    Income Fund, Chase Vista Large Cap Equity
                                                    Fund, Chase Vista Balanced Fund and other
                                                    equity portfolios for Chase Asset
                                                    Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.35    $10.93   $11.24    $11.47   $ 9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .09      .19       .25      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.23)     (.33)      .46       .54     2.02
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.17)     (.24)      .65       .79     2.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.13)    (.12)     (.23)    (.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.22)     (.21)    (.84)     (.79)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.31)     (.34)    (.96)    (1.02)    (.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.56)   (2.33)     5.48      6.95   22.89**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         10        13       14        14        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .81^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .69       .81     1.76      2.20    2.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81% for Class B.

^d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval. For Bond Portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                             Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                      0.370%
Bond Portfolio                                              0.475%
Growth and Income Portfolio                                 0.475%
International Portfolio                                     0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio (except Money Market Portfolio, which does not offer separate classes of shares) pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    International Portfolio



Prospectus

May 1, 2002


Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                  Your Investment in the Portfolios

  3   Growth and Income Portfolio        15   Buying and Selling Shares

  6   Capital Growth Portfolio           15   How the Portfolios Calculate Share
                                              Price
  9   International Portfolio
                                         16   Distributions
 13   Other Policies and Risks
                                         16   Taxes
 14   The Investment Advisor
                                         16   Marketing and Distribution Fees




How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      31.41      21.86      30.15       6.95        5.48      -2.33      -11.56

-------------------------------------------------------------------------------------------------------------------
                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -14.27%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                1 Year         5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            -11.56           4.88              10.35

Index                           -11.87           10.70             15.02
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                                Gregory Adams
CFA, Managing Director of Deutsche Asset        CFA, Senior Vice President of
Management and Co-Manager of the portfolio.     Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1991    Co-Manager of the portfolio.
    and the portfolio in 1991.                    o Joined Deutsche Asset
  o Over 19 years of investment industry            Management in 1999 and the
    experience.                                     portfolio in 1999.
                                                  o Over 14 years of investment industry
                                                    experience.
                                                  o Previously managed Chase Vista Growth &
                                                    Income Fund, Chase Vista Large Cap Equity
                                                    Fund, Chase Vista Balanced Fund and other
                                                    equity portfolios for Chase Asset
                                                    Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.35    $10.93   $11.24    $11.47   $ 9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .09      .19       .25      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.23)     (.33)      .46       .54     2.02
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.17)     (.24)      .65       .79     2.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.13)    (.12)     (.23)    (.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.22)     (.21)    (.84)     (.79)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.31)     (.34)    (.96)    (1.02)    (.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.56)   (2.33)     5.48      6.95   22.89**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         10        13       14        14        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .81^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .69       .81     1.76      2.20    2.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81% for Class B.

^d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.16       20.58      -9.90       28.33      19.83      35.45       22.94      34.88      -10.13     -19.64

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001

2002 Total Return as of March 31: -1.29%


Average Annual Total Returns (%) as of 12/31/2001

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B     -19.64              10.17              11.15

Index                    -11.87              10.70              12.94
-----------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Gadsden                                Jesse Stuart
CFA, Managing Director of Deutsche Asset       Senior Vice President of Deutsche Asset
Management and Co-Manager of the portfolio.    Management and Co-Manager of the Portfolio.
  o Joined Deutsche Asset Management in 1983     o Joined Deutsche Asset Management in
    and the portfolio in 1989.                     1996 and the portfolio in 2002.
  o Over 21 years of investment industry         o Over 6 years of investment industry
    experience.                                    experience.
  o MBA, Wharton Business School, University
    of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.00    $29.05   $23.92    $20.61   $17.54
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .00***       .01      .04       .11      .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (4.21)    (2.62)     7.62      4.45     3.08
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (4.21)    (2.61)     7.66      4.56     3.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --    (.04)     (.12)    (.09)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.47)    (3.44)   (2.49)    (1.13)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.50)    (3.44)   (2.53)    (1.25)    (.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.29    $23.00   $29.05    $23.92   $20.61
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.64)   (10.13)   34.88     22.94   18.00**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .71      1.16     1.28       .83      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .77^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .75^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .02       .05      .18       .49     .64*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

^d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

***  Less than $.005 per share

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.


Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                            Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                                0.475%

Capital Growth Portfolio                                   0.460%

International Portfolio                                    0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o   Money Market Portfolio*

o   Capital Growth Portfolio

o   International Portfolio




Prospectus

May 1, 2002



Class B Shares






* Money Market Portfolio does not offer separate classes of shares.



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                Your Investment in the Portfolios

  3   Money Market Portfolio           15   Buying and Selling Shares

  6   Capital Growth Portfolio         15   How the Portfolios Calculate Share
                                            Price
  9   International Portfolio
                                       16   Distributions
 13   Other Policies and Risks
                                       16   Taxes
 14   The Investment Advisor
                                       16   Marketing and Distribution Fees





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important risk factor affecting performance is market interest rates. The portfolio's yields tend to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    3.33        2.54       3.72       5.65        5.09       5.25       5.29        4.99       6.21       3.88

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.55%, Q4 2001

2002 Total Return as of March 31: 0.38%


Average Annual Total Returns (%) as of 12/31/2001

           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
           3.88                         5.12                       4.59
--------------------------------------------------------------------------------

Seven-day yield as of December 31, 2001: 1.97%

Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .038      .060     .049      .052     .051
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    (.038)    (.060)   (.049)    (.052)   (.051)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.88      6.21     4.99      5.29     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        139       121      179       148      103
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .46^a       .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .45^a       .46      .43       .44      .46
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.77      6.00     4.90      5.17     5.15
---------------------------------------------------------------------------------------------------------------------------

^a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.16       20.58      -9.90       28.33      19.83      35.45       22.94      34.88      -10.13     -19.64

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001

2002 Total Return as of March 31: -1.29%


Average Annual Total Returns (%) as of 12/31/2001

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B     -19.64              10.17              11.15

Index                    -11.87              10.70              12.94
-----------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Gadsden                                Jesse Stuart
CFA, Managing Director of Deutsche Asset       Senior Vice President of Deutsche Asset
Management and Co-Manager of the portfolio.    Management and Co-Manager of the Portfolio.
  o Joined Deutsche Asset Management in 1983     o Joined Deutsche Asset Management in
    and the portfolio in 1989.                     1996 and the portfolio in 2002.
  o Over 21 years of investment industry         o Over 6 years of investment industry
    experience.                                    experience.
  o MBA, Wharton Business School, University
    of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.00    $29.05   $23.92    $20.61   $17.54
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .00***       .01      .04       .11      .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (4.21)    (2.62)     7.62      4.45     3.08
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (4.21)    (2.61)     7.66      4.56     3.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --    (.04)     (.12)    (.09)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.47)    (3.44)   (2.49)    (1.13)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.50)    (3.44)   (2.53)    (1.25)    (.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.29    $23.00   $29.05    $23.92   $20.61
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.64)   (10.13)   34.88     22.94   18.00**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .71      1.16     1.28       .83      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .77^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .75^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .02       .05      .18       .49     .64*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

^d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

***  Less than $.005 per share

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                           Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                                     0.370%

Capital Growth Portfolio                                   0.460%

International Portfolio                                    0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare dividends daily and, shortly after the first business day of the following month, to pay them out to shareholders. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio (except Money Market Portfolio, which does not offer separate classes of shares) pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Growth and Income Portfolio

o    Global Discovery Portfolio

o    International Portfolio



Prospectus

May 1, 2002


Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                  Your Investment in the Portfolios

  3   Growth and Income Portfolio        15   Buying and Selling Shares

  6   Global Discovery Portfolio         15   How the Portfolios Calculate Share
                                              Price
  9   International Portfolio
                                         16   Distributions
 13   Other Policies and Risks
                                         16   Taxes
 14   The Investment Advisor
                                         16   Marketing and Distribution Fees






How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      31.41      21.86      30.15       6.95        5.48      -2.33      -11.56

-------------------------------------------------------------------------------------------------------------------
                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -14.27%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                1 Year         5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            -11.56           4.88              10.35

Index                           -11.87           10.70             15.02
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                                Gregory Adams
CFA, Managing Director of Deutsche Asset        CFA, Senior Vice President of
Management and Co-Manager of the portfolio.     Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1991    Co-Manager of the portfolio.
    and the portfolio in 1991.                    o Joined Deutsche Asset
  o Over 19 years of investment industry            Management in 1999 and the
    experience.                                     portfolio in 1999.
                                                  o Over 14 years of investment industry
                                                    experience.
                                                  o Previously managed Chase Vista Growth &
                                                    Income Fund, Chase Vista Large Cap Equity
                                                    Fund, Chase Vista Balanced Fund and other
                                                    equity portfolios for Chase Asset
                                                    Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.35    $10.93   $11.24    $11.47   $ 9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .09      .19       .25      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.23)     (.33)      .46       .54     2.02
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.17)     (.24)      .65       .79     2.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.13)    (.12)     (.23)    (.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.22)     (.21)    (.84)     (.79)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.31)     (.34)    (.96)    (1.02)    (.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.56)   (2.33)     5.48      6.95   22.89**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         10        13       14        14        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .81^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .69       .81     1.76      2.20    2.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81% for Class B.

^d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                            12.10       16.18      65.63      -5.42      -24.96

-------------------------------------------------------------------------------------------------------------------
                                                             1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.82%, Q4 1999                   Worst Quarter: -21.44%, Q3 2001

2002 Total Return as of March 31: 0.23%


Average Annual Total Returns (%) as of 12/31/2001

                                 1 Year           5 Years     Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B              -24.96           8.89            8.80

Index                              -6.79           5.05            4.80
--------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*   Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche
  Management and Co-Manager of the portfolio.     Asset Management and Co-Manager of
   o Joined Deutsche Asset Management's equity the portfolio.
     research and management area in 1968 as       o Joined Deutsche Asset Management
     an analyst, has focused on small company        in 1995 and the portfolio in 2002.
     stocks since 1982 and has been a              o Over 24 years of investment
     portfolio manager since 1985.                   industry experience.
   o Over 34 years of investment industry          o MBA, Wharton Business School,
     experience.                                     University of Pennsylvania.
   o Joined the portfolio in 1996.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^f
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.69    $13.11   $ 8.01    $ 7.07   $ 6.20
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.02)     (.07)    (.08)     (.05)    (.04)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.86)     (.61)     5.28      1.18      .91
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.88)     (.68)     5.20      1.13      .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                        --     (.08)       --     (.12)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)     (.66)    (.10)     (.07)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.74)    (.10)     (.19)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.62    $11.69   $13.11    $ 8.01   $ 7.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.96)   (5.42)    65.63    16.18^c  14.03^c**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          7        11        7         4        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.48^d      1.53     1.88      2.04    2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.47^d      1.53     1.88      1.98    1.75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.25)     (.52)    (.91)     (.69)   (.89)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    56        66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.47% for Class B.

^f For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                                  Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                                      0.475%

Global Discovery Portfolio*                                      0.975%

International Portfolio                                          0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class B of Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Global Discovery Portfolio

o    International Portfolio





Prospectus

May 1, 2002


Class B Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work               Your Investment in the Portfolios

  3   Global Discovery Portfolio      12   Buying and Selling Shares

  6   International Portfolio         12   How the Portfolios Calculate Share
                                           Price
 10   Other Policies and Risks
                                      13   Distributions
 11   The Investment Advisor
                                      13   Taxes

                                      13   Marketing and Distribution Fees






How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                            12.10       16.18      65.63      -5.42      -24.96

-------------------------------------------------------------------------------------------------------------------
                                                             1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.82%, Q4 1999                   Worst Quarter: -21.44%, Q3 2001

2002 Total Return as of March 31: 0.23%


Average Annual Total Returns (%) as of 12/31/2001

                                 1 Year           5 Years     Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B              -24.96           8.89            8.80

Index                              -6.79           5.05            4.80
--------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*   Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche
  Management and Co-Manager of the portfolio.     Asset Management and Co-Manager of
   o Joined Deutsche Asset Management's equity the portfolio.
     research and management area in 1968 as       o Joined Deutsche Asset Management
     an analyst, has focused on small company        in 1995 and the portfolio in 2002.
     stocks since 1982 and has been a              o Over 24 years of investment
     portfolio manager since 1985.                   industry experience.
   o Over 34 years of investment industry          o MBA, Wharton Business School,
     experience.                                     University of Pennsylvania.
   o Joined the portfolio in 1996.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^f
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.69    $13.11   $ 8.01    $ 7.07   $ 6.20
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.02)     (.07)    (.08)     (.05)    (.04)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.86)     (.61)     5.28      1.18      .91
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.88)     (.68)     5.20      1.13      .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                        --     (.08)       --     (.12)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)     (.66)    (.10)     (.07)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.74)    (.10)     (.19)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.62    $11.69   $13.11    $ 8.01   $ 7.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.96)   (5.42)    65.63    16.18^c  14.03^c**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          7        11        7         4        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.48^d      1.53     1.88      2.04    2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.47^d      1.53     1.88      1.98    1.75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.25)     (.52)    (.91)     (.69)   (.89)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    56        66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.47% for Class B.

^f For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Global Discovery Portfolio*                                   0.975%

International Portfolio                                       0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class B of Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio



Prospectus

May 1, 2002


Class B Shares






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                Your Investment in the Portfolios

  3   Growth and Income Portfolio      18   Buying and Selling Shares

  6   Capital Growth Portfolio         18   How the Portfolios Calculate Share
                                            Price
  9   Global Discovery Portfolio
                                       19   Distributions
 12   International Portfolio
                                       19   Taxes
 16   Other Policies and Risks
                                       19   Marketing and Distribution Fees
 17   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the managers consider both yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the represented industries and companies.

The portfolio normally will, but is not obliged to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry or focuses on a particular size of company, factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, industries, companies or other matters

o to the extent that the portfolio invests for income, it may miss opportunities in faster-growing stocks

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are looking for a relatively conservative equity fund to provide growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      31.41      21.86      30.15       6.95        5.48      -2.33      -11.56

-------------------------------------------------------------------------------------------------------------------
                                      1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -14.27%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                1 Year         5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            -11.56           4.88              10.35

Index                           -11.87           10.70             15.02
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                                Gregory Adams
CFA, Managing Director of Deutsche Asset        CFA, Senior Vice President of
Management and Co-Manager of the portfolio.     Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1991    Co-Manager of the portfolio.
    and the portfolio in 1991.                    o Joined Deutsche Asset
  o Over 19 years of investment industry            Management in 1999 and the
    experience.                                     portfolio in 1999.
                                                  o Over 14 years of investment industry
                                                    experience.
                                                  o Previously managed Chase Vista Growth &
                                                    Income Fund, Chase Vista Large Cap Equity
                                                    Fund, Chase Vista Balanced Fund and other
                                                    equity portfolios for Chase Asset
                                                    Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.35    $10.93   $11.24    $11.47   $ 9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .06       .09      .19       .25      .14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.23)     (.33)      .46       .54     2.02
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.17)     (.24)      .65       .79     2.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.13)    (.12)     (.23)    (.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.22)     (.21)    (.84)     (.79)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.31)     (.34)    (.96)    (1.02)    (.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.56)   (2.33)     5.48      6.95   22.89**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         10        13       14        14        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .81^c       .81      .80       .79     .80*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .69       .81     1.76      2.20    2.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    67        65       65        39       28
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81% for Class B.

^d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.16       20.58      -9.90       28.33      19.83      35.45       22.94      34.88      -10.13     -19.64

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001

2002 Total Return as of March 31: -1.29%


Average Annual Total Returns (%) as of 12/31/2001

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B     -19.64              10.17              11.15

Index                    -11.87              10.70              12.94
-----------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Gadsden                                Jesse Stuart
CFA, Managing Director of Deutsche Asset       Senior Vice President of Deutsche Asset
Management and Co-Manager of the portfolio.    Management and Co-Manager of the Portfolio.
  o Joined Deutsche Asset Management in 1983     o Joined Deutsche Asset Management in
    and the portfolio in 1989.                     1996 and the portfolio in 2002.
  o Over 21 years of investment industry         o Over 6 years of investment industry
    experience.                                    experience.
  o MBA, Wharton Business School, University
    of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $23.00    $29.05   $23.92    $20.61   $17.54
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .00***       .01      .04       .11      .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (4.21)    (2.62)     7.62      4.45     3.08
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (4.21)    (2.61)     7.66      4.56     3.16
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --    (.04)     (.12)    (.09)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.47)    (3.44)   (2.49)    (1.13)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.50)    (3.44)   (2.53)    (1.25)    (.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.29    $23.00   $29.05    $23.92   $20.61
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (19.64)   (10.13)   34.88     22.94   18.00**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .71      1.16     1.28       .83      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .77^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .75^c       .74      .74       .75     .75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .02       .05      .18       .49     .64*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    33        55       66        55       42
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

^d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

***  Less than $.005 per share

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Smith Barney Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the U.S.). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a country.

Other Investments

While the portfolio invests mainly in common stocks of small companies, it may also invest up to 35% of its total assets in equities of large companies or in debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important risk factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                            12.10       16.18      65.63      -5.42      -24.96

-------------------------------------------------------------------------------------------------------------------
                                                             1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.82%, Q4 1999                   Worst Quarter: -21.44%, Q3 2001

2002 Total Return as of March 31: 0.23%


Average Annual Total Returns (%) as of 12/31/2001

                                 1 Year           5 Years     Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B              -24.96           8.89            8.80

Index                              -6.79           5.05            4.80
--------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*   Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Gerald Moran                                    Sewall Hodges
  CFA, Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche
  Management and Co-Manager of the portfolio.     Asset Management and Co-Manager of
   o Joined Deutsche Asset Management's equity the portfolio.
     research and management area in 1968 as       o Joined Deutsche Asset Management
     an analyst, has focused on small company        in 1995 and the portfolio in 2002.
     stocks since 1982 and has been a              o Over 24 years of investment
     portfolio manager since 1985.                   industry experience.
   o Over 34 years of investment industry          o MBA, Wharton Business School,
     experience.                                     University of Pennsylvania.
   o Joined the portfolio in 1996.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001     2000      1999     1998     1997^f
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.69    $13.11   $ 8.01    $ 7.07   $ 6.20
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                   (.02)     (.07)    (.08)     (.05)    (.04)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.86)     (.61)     5.28      1.18      .91
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.88)     (.68)     5.20      1.13      .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                        --     (.08)       --     (.12)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)     (.66)    (.10)     (.07)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.74)    (.10)     (.19)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.62    $11.69   $13.11    $ 8.01   $ 7.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.96)   (5.42)    65.63    16.18^c  14.03^c**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          7        11        7         4        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.48^d      1.53     1.88      2.04    2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.47^d      1.53     1.88      1.98    1.75*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.25)     (.52)    (.91)     (.69)   (.89)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    56        66       70        54       83
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.47% for Class B.

^f For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each portfolio (except Capital Growth Portfolio) could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                                   Fee Paid
--------------------------------------------------------------------------------
Growth and Income Portfolio                                       0.475%

Capital Growth Portfolio                                          0.460%

Global Discovery Portfolio*                                       0.975%

International Portfolio                                           0.840%
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class B of Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 2003.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolios



The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series I


o    International Portfolio





Prospectus

May 1, 2002



Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                 Your Investment in the Portfolio

  3   International Portfolio             9   Buying and Selling Shares

  7   Other Policies and Risks            9   How the Portfolio Calculates Share
                                              Price
  8   The Investment Advisor
                                         10   Distributions
  8   The Subadvisor
                                         10   Taxes

                                         10   Marketing and Distribution Fees






How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   -3.33       37.47      -1.10       10.84      14.50       8.79       18.28      54.13      -21.89     -30.81

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001

2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81              1.32             5.94

Index                  -21.40              1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Irene Cheng*                                 Joseph DeSantis**                            Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset          Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the             Management and Consultant to the
  portfolio.                                   portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
     1983 and the portfolio in 1997.              in 2000 and the portfolio in 2002.           in 1995 as analyst and fund
   o Over 16 years of investment industry       o Oversees all equity portfolio                manager in London, having since
     experience.                                  managers based in the Americas               served as portfolio manager and
   o MS, Massachusetts Institute of               region.                                      analyst for International Equity
     Technology.                                o Chief Investment Officer at Chase            in Sydney.
   o MBA, Harvard Business School.                Trust Bank in Tokyo, Japan, a              o Portfolio manager for EAFE Equity
                                                  division of Chase Global Asset               and global equity analyst for
  Clare Brody*                                     Management and Mutual Funds                 Business Services & Transport
  CFA, Director of Deutsche Asset                 (1996-2000).                                 sector: London.
  Management and Co-Manager of the              o Head of International Equities at          o MA, Cambridge University.
  portfolio.                                      Chase in New York (1992-1996).             o Joined the portfolio in 2002.
   o Joined Deutsche Asset Management in        o Positions as a portfolio manager
     1993 and the portfolio in 2002.              at Chase (1990-1992). Founding
   o Portfolio manager with primary focus         partner, investment strategist at
     on European markets and senior analyst       Strategic Research International,
     covering global telecommunications and       Inc.
     pulp and paper.
   o 10 years of investment industry           Alex Tedder+
     experience.                               Director of Deutsche Asset
                                               Management and Consultant to the
  Marc Slendebroek*                            portfolio.
  Vice President of Deutsche Asset              o Joined Deutsche Asset Management
  Management and Co-Manager of the                in 1994. Previously managing
  portfolio.                                      European equities and responsible
   o Joined Deutsche Asset Management in          for insurance sector with 4 years
     1994 and the portfolio in 1999.              of experience at Schroder
   o Over 13 years of investment industry         Investment Management.
     experience.                                o Head of International Select
   o MA, University of Leiden (Netherlands).      Equity strategy; portfolio
                                                  manager and analyst for Core EAFE
                                                  strategy: London.
                                                o MA, Freiburg University.
                                                o Joined the portfolio in 2002.

* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                    2001      2000     1999      1998     1997^d
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.19   $20.24    $14.51   $14.08    $13.76
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                     .05      .04      .08^c      .10     .00^f
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.94)   (4.22)      7.14     2.29       .32
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.89)   (4.18)      7.22     2.39       .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.02)    (.04)        --    (.25)        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.25)   (1.83)    (1.49)   (1.71)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.27)   (1.87)    (1.49)   (1.96)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.03   $14.19    $20.24   $14.51    $14.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.81)  (21.89)    54.13    18.28    2.33**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          3      .77       .69      .37       .35
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.26^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.25^e     1.21      1.28     1.28     1.24*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39      .23       .53      .69    (.00)^g*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   105       79        86       71      61**
---------------------------------------------------------------------------------------------------------------------------

^b   Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f   Amount shown is less than $.005.

^g   Amount shown is less than .005%.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change the portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolio may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year was 0.840%, as a percentage of the portfolio's average daily net assets.

The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price for the portfolio is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           ----------------------------------     = NAV
           TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, in April. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of the portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------